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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2007

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                   0-52517               36-4519533
         -------------                   -------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


615 BURLINGTON AVENUE, DELANCO, NEW JERSEY                     08075
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

           On July 16, 2007, the Board of Directors of Delanco Bancorp, Inc. (the "Company"), and its wholly owned subsidiary, Delanco Federal Savings Bank (the "Bank") approved amendments to the employment agreements previously entered into with Robert M. Notigan, President and Chief Executive Officer of the Company and the Bank, and Douglas R. Allen, Jr., Senior Vice President and Chief Financial Officer of the Company and the Bank. Previously, the Company and Bank employment agreements provided for Messrs. Notigan and Allen to remain in their current positions and perform their current duties through October 1, 2007, when Mr. Notigan would step down as Chief Executive Officer and Mr. Allen would assume that role. The amendments provide that Messrs. Notigan and Allen will continue to serve in their current positions through December 31, 2007, and that their current base salaries will remain in effect through that date. Mr. Notigan's tenure as Chief Executive Officer has been extended though December 31, 2007 so that he can oversee the review of the commercial loan portfolio and implement a new credit analysis program.

            The employment agreements were also amended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986 dealing with non-qualified deferred compensation. The Company will file a copy of the amended employment agreements as exhibits in the quarterly report on Form 10-Q for the quarterly period ending September 30, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELANCO BANCORP, INC.
                                       ---------------------
                                       (Registrant)


Date: July 16, 2007                    By: /s/ Robert M. Notigan
                                           -------------------------------------
                                           Robert M. Notigan
                                           President and Chief Executive Officer